N-30B-2 1 n30b2filedspring25.htm

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2025

Kavilco Incorporated Newsletter Spring 2025

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and some pictures/design elements have not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

Spring Dividend Declaration

Jeane Breinig, President

We are pleased to announce that on March 7, 2025 the Kavilco Board of Directors declared a cash dividend of $13.00 per share (long term capital gains are unknown at this time.) The dividend was payable on March 24, 2025 and reflects un-distributed earnings from 2023. A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 35% federal income tax rate. For shareholders with 100 shares your dividend is $1,300.00. The Spring dividend completes the distribution of earnings for 2024; combined with the Fall dividend the total earnings distribution for 2024 is $83.00 per share. If Kavilco was not a Registered Investment Company and had to pay income tax your Spring dividend after tax would have been $845.00. You receive an additional $455.00 because Kavilco does not have to pay federal income tax.

Sincerely,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

President's Report

Jeane Breinig, President

Kasaan was lively in March with over 100 people attending events connected to the Dagwii Gawtlass (Fresh Strength) Winter Culture Camp. Held March 3rd through the 8th, the Organized Village of Kasaan (OVK) and Southeast Island School District invited Prince of Wales Island youth to this special event. Other guests traveled from across Alaska and from Haida Gwaii, to share, learn and practice Haida traditional village ways. Participants carved, weaved, processed foods, and practiced our Haida language.

The Culture Camp culminated in a pole raising, now standing inside OVK’s Tribal Hall/Totem Trail Café, and ended with feasting, dancing, and singing. The Kavilco Board and Kasaan Haida Heritage Foundation (KHHF) was pleased to support this important event.In other news, KHHF received a surprise $5,000 donation from Susan Friedenberg in Bradford, New Hampshire. After receiving the donation, I called to thank her and asked her if she had connection to Kasaan or Haida people. She shared she did not, but is generally supportive of Indigenous peoples and may have learned about us from a film she watched. Ha’waa Ms. Friendenberg!

Thank you,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

Chief Financial Officer’s Report

Scott Burns, CFO

The downside to the T-Bill strategy are actions by the fed reducing Federal Fund Rate which, in turn, reduces short-term interest rates. The following are excerpts from the March 8th board meeting minutes. Inflation has not been tamed. This is evident in the latest round of price data that showed notable increases at the producer (wholesale) and consumer levels. On a 12-month basis, the Producer and Consumer Indexes increased 3.5% and 3.05 respectively in January, running well above the Federal Reserve target rate of 2%. According to one of the tenets of the cause for inflation is too much money chasing too few goods and services. This played a part of the high inflation created by the prior administration that flooded the economy with trillions of dollars for various government programs. However, it is the debt that has accumulated over the years that will be highly inflationary. There will be $28 trillion in Treasury Bonds that will be maturing over the next four years. That is more than 75% of the total $36 trillion in national debt. These bonds were issued when interest rates were substantially lower than they are today. Accordingly, as these bonds mature, they will be re-issued at a higher rate. This is going to be inflationary because the government will have to print more money to pay for these expenses. The Bloomberg News just released, what would be considered. Negative news on the economy. “U.S. factory actively edged closer to stagnation in February with orders and The Federal Reserve’s (Fed) primary goal is to keep inflation at or below 2%. In the case of an economic slowdown the Fed will reduce short-term interest rates to spur on the economy. Currently, the U.S. economy is confronted with the worst economic scerio-stagflation. Basically, stagflation is inflation combined with weak economic growth. It’s the worst of both worlds and most difficult to correct. On the portfolio front, equity indicators point to a dangerous level of complacency in the stock market. The Bank Credit Analyst Valuation Indicator has risen into extremely overvalued territory, and their Speculation Indicator has surged back into extremely speculative territory. Concurrent with this view, Bob Prechter, author and top authority of the Elliot Wave, performed an analysis of the stock market valuation based on S&P companies’ book values and dividends for the period 1927-2024. His conclusion was that stocks have never in history been has overvalued and expensive as they are now. Reviewing various Treasury bond yields, the 6-month T-Bill yield, the target investment maturity, is still outperforming various short-term Treasury Bond interest rates, commercial paper, and stock dividend yields.

Sincerely,

KAVILCO INCORPORATED

/s/Scott Burns

Scott Burns, CFO

Kavilco’s Mission Statement

“To honor the vision and unselfish actions of our Haida ancestors and elders, the goals of Kavilco Incorporated are to provide dividends and to preserve the assets for all generations.”